FINANCIAL INVESTORS TRUST

RiverFront Asset Allocation Aggressive
RiverFront Asset Allocation Moderate

SUPPLEMENT DATED OCTOBER 7, 2021
TO THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2021

At a special meeting held on September 29, 2021, the Board of Trustees of Financial Investors Trust (the “Trust”) approved and Agreement and Plan of Reorganization providing for the reorganization of RiverFront Asset Allocation Aggressive and RiverFront Asset Allocation Moderate, each a series of the Trust (each, a “Target Fund” and collectively, the “Target Funds”) into RiverFront Asset Allocation Growth & Income, a series of the Trust (the “Acquiring Fund”) (each, a “Reorganization” and collectively, the “Reorganizations”).

Shareholders of each Target Fund as of the close of business on November 8, 2021 will receive more information about such Target Fund’s Reorganization in a separate information statement. The Reorganizations do not require shareholder approval and therefore no action is being requested of shareholders. The closing date of the Reorganizations is expected to be on or about January 24, 2022 (the “Closing Date”).

As a result of the Reorganizations, shareholders of each Target Fund will become shareholders of the Acquiring Fund. Shareholders of each Target Fund will receive shares of the Acquiring Fund with an aggregate value equal to the aggregate value of their shares of the Target Fund held immediately prior to the Reorganization. After the Reorganizations are complete, the Target Funds will be liquidated and terminated. Each of the Reorganizations is expected to be tax-free, therefore shareholders should not realize a tax gain or loss as a direct result of the Reorganization. The expenses incurred in connection with the Reorganizations will be paid by the sub-adviser, RiverFront Investment Group, LLC.

Purchases with respect to the Target Funds will be permitted through the close of business on October 21, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE